UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 13, 2017

QUADRANT 4 SYSTEM CORPORATION
(Exact name of Registrant as Specified in its Charter)

Illinois	33-42498	65-0254624
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10300 W. Charleston Blvd. Suite 13-312, Las Vegas, NV	89135
(Address of Principal Executive Offices)	(Zip Code)

(855) 995-7367
Registrant’s telephone number, including area code

1501 E. Woodfield Rd., Suite 205 S, Schaumburg, IL 60173
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230. 405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.               Entry Into a Material Definitive Agreement.

Stratitude Sale.

As previously reported by Quadrant 4 System Corporation (the “Company”), on June 29, 2017, the Company filed a voluntary petition for relief commencing a case under Chapter 11 of the United States Bankruptcy Code, 11 U.S.C. 101 et seq. (the “Bankruptcy Code”), designated as Case Number 17-19689 (the “Main Chapter 11 Case”) in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division (the “Bankruptcy Court”).  Since that time, the Company has operated as debtor-in-possession under the Bankruptcy Code.

On October 13, 2017 (the “Petition Date”), the Company caused its wholly-owned subsidiary, Stratitude, Inc. (“Stratitude”) to file a voluntary petition for relief commencing a case under Chapter 11 of the Bankruptcy Code, designated as Case Number 17-30724 (the “Stratitude Chapter 11 Case”) in the Bankruptcy Court.  Stratitude remained in possession of its assets and continued to operate its business as a debtor in possession in accordance with Sections 1107 and 1108 of the Bankruptcy Code. There was no trustee appointed in the Stratitude Chapter 11 Case, which is jointly administered with the Main Chapter 11 Case.

On October 24, 2017, Stratitude filed with the Bankruptcy Court a motion to, among other things, approve the sale of substantially all of its assets, pursuant to Section 363 of the Bankruptcy Code (the “Stratitude Sale Motion”).  The Bankruptcy Court approved the Stratitude Sale Motion in part on October 31, 2017, thereby instituting a bidding and sale process (the “Stratitude Bidding Procedures Order”).  Stratitude, with the assistance of its restructuring consulting firm and its investment banking firm, subsequently solicited and obtained higher and better qualifying bids for its assets than those offered in the “stalking horse bid” described in Stratitude Sale Motion, pursuant to the requirements of the Stratitude Bidding Procedures Order.

On November 28, 2017, Stratitude conducted an auction of its assets pursuant to the Stratitude Bidding Procedures Order, in an auction proceeding that extended over two hours and which was attended by approximately 17 individuals, including representatives of all of the qualified bidders.  As a result of the competitive bidding that took place at the auction, Stratitude announced the highest and best offer at the conclusion of the auction that was selected for the assets of Stratitude, the offer of JA Tech, Inc. (“JA Tech”) pursuant to an Asset Purchase Agreement, dated as of November 20, 2017 (the “Stratitude APA”), by and between Stratitude and JA Tech, whereby JA Tech agreed to purchase substantially all of the assets of Stratitude, subject to the terms and conditions of the Stratitude APA, for a purchase price of $1,700,000 plus a receivables adjustment of $127,018, for total proceeds of $1,827,018 (the “Gross Sales Proceeds”).  Pursuant to the Bidding Procedures Order, the Stratitude APA was non-binding pending approval of the Bankruptcy Court.  On December 1, 2017, the Bankruptcy Court entered an order approving the transaction, which closed immediately thereafter (the “Stratitude Sale Order”).

The Gross Sales Proceeds were applied in the following amounts: $750,096 to BMO Harris Bank, N.A., the Company’s and Stratitude’s senior secured creditor; $512,017 to Stratitude as a holdback for operations; $150,000 to First Tek, Inc., an unsuccessful bidder for the assets of Stratitude, as a break-up fee approved pursuant to the Bidding Procedures Order; $87,500 to Livingstone Partners, LLC, the Company’s and Stratitude’s investment banker, for its Bankruptcy Court-approved commission in connection with the marketing and sale of the assets of Stratitude; and $27,405 to Robert Steele, for his services in connection with the sale, pursuant to a key employee payment order approved by the Bankruptcy Court; less an accounts receivable holdback adjustment of $300,000 (the “Holdback”). Discussions are ongoing between Stratitude and JA Tech regarding a final reconciliation of the Holdback.

The foregoing description of the sale of the assets of Stratitude does not purport to be a complete description of all of terms of the Stratitude APA and is qualified in its entirety by reference to the full text of such agreement, a copy of which is set forth as Exhibit A to Exhibit 2.1 to this report and incorporated herein by reference.

Throughout the Stratitude Chapter 11 Case, the Company’s objective has been to maximize the value of Stratitude’s  assets for the benefit of all of Stratitude’s creditors, the Company as Stratitude’s sole shareholder, and other interested parties. These efforts continue with respect to all remaining assets in the Stratitude Chapter 11 Case, namely possible claims in favor of Stratitude. The Company is unable to predict the outcome of such efforts at this time, however management continues to believe that there will be insufficient proceeds, after payment of administrative expenses, secured creditors and unsecured creditors, to make distributions to the Company’s shareholders.

All filings in the Stratitude Chapter 11 Case may be obtained from the Office of the Clerk of the U.S. Bankruptcy Court, 219 South Dearborn Street, Room 713, Chicago, Illinois 60604 or via its website (www.ilnb.uscourts.gov). Such information is not incorporated by reference into this report.

Item 1.03.               Bankruptcy or Receivership.

The disclosures set forth in Item 1.01 above are incorporated herein by reference.

Item 2.01.               Completion of Acquisition or Disposition of Assets.

The disclosures set forth in Item 1.01 above are incorporated herein by reference.

Item 5.02.               Compensatory Arrangements of Certain Officers.

The disclosures set forth in Item 1.01 above are incorporated herein by reference.

Item 9.01.                Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

2.1	Stratitude Sale Order dated December 1, 2017

Forward-Looking Statements
This Current Report on Form 8-K contains certain statements that are “forward-looking statements.” Those statements may include statements regarding the intent, belief or current expectations of the Company or its officers with respect to the Company’s continued efforts to sell its remaining assets, among other matters. These forward-looking statements are based on a number of assumptions and currently available information, and are subject to a variety of risks and uncertainties. Although the Company believes that the assumptions on which the forward-looking statements contained herein are based are reasonable, any of those assumptions could prove to be inaccurate given the inherent uncertainties as to the occurrence or nonoccurrence of future events. There is no assurance that the forward-looking statements contained in this Current Report will prove to be accurate. The inclusion of a forward-looking statement herein should not be regarded as a representation by the Company that its objectives will be achieved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUADRANT 4 SYSTEM CORPORATION

By:	/s/ Robert Steele
Robert H. Steele, Chief Executive Officer

Date: April 2, 2018

Index to Exhibits
Exhibit No.	Description of Exhibit

2.1	Stratitude Sale Order dated December 1, 2017